UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIO II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	DECEMBER 31, 2014

VP Inflation Protection Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class II	AIPTX	3.30%	3.58%	3.86%	4.17%	12/31/02
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	3.64%	4.11%	4.37%	5.05%	—
Class I	APTIX	3.58%	3.85%	4.12%	4.56%	5/7/04

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2014
Class II — $14,612

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $15,341

Total Annual Fund Operating Expenses
Class I	Class II
0.47%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, Hando Aguilar, and Jeff Houston

Performance Summary

VP Inflation Protection advanced 3.30%* for the 12 months ended December 31, 2014. The fund’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, advanced 3.64% for the same time period. Fund returns reflect operating expenses, while benchmark returns do not.

Low Inflation, Declining Interest Rates, Global Factors Drove Bond Market Gains

With the Federal Reserve launching its quantitative easing taper plan in January, most investors entered 2014 expecting U.S. interest rates to rise and the U.S. economy to gain ground—an environment likely to drive U.S. inflation higher and bond returns lower. Despite a first-quarter setback, which was partly due to severe winter weather, U.S. economic activity did improve during 2014. During the third quarter of 2014, the U.S. economy expanded at an annual rate of 5%, its fastest pace in more than a decade. Yet, this growth proved to have little effect on interest rates, bond returns, or inflation during 2014. Instead, longer-term interest rates declined more than 100 basis points (one basis point equals 0.01%) and inflation remained tame, providing a backdrop that supported broad fixed-income gains.

Muted inflation, demand for perceived “safe-haven” Treasuries (triggered largely by geopolitical tensions), and the relative attractiveness of U.S. bonds versus those of other regions generally helped drive down Treasury yields and kept bond returns positive. Although TIPS returns remained positive—largely due to the strong rally among longer-maturity Treasuries—they lagged nominal Treasury returns and the broad investment-grade fixed-income benchmark average.

Inflation Remained Weak

The lagging results for TIPS were due to weak current inflation and declining longer-term inflation expectations. At the end of December 2014, the 12-month headline inflation rate, as measured by the Consumer Price Index (CPI), was 0.8%, compared with 1.5% a year earlier. Global commodity prices, which influence the inflation rate, declined sharply during the 12-month period, driven largely by a steep drop in oil prices during the second half of the year. For example, Brent crude plunged 48% in 2014, while West Texas Intermediate crude futures declined 46%.

Subpar global growth, a rallying U.S. dollar, and muted current inflation also pushed down longer-term inflation expectations to levels not seen since 2008. Specifically, the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) narrowed from 226 basis points at the end of December 2013 to 170 basis points at the end of 2014. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate (1.70% or higher) required for TIPS to outperform nominal Treasuries during that period.

* All fund returns referenced in this commentary are for Class II shares. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

Duration Detracted; Non-TIPS Exposure Contributed

Anticipating a gradual “normalization” in interest rates during 2014, we maintained a shorter-than-benchmark duration (less price sensitivity to interest rate changes), which accounted for much of the fund’s underperformance relative to the benchmark. Despite an improving economy, longer-term interest rates continued to decline throughout the year, and longer-duration strategies outperformed. With global and technical factors, rather than the U.S. economic backdrop, driving the interest rate environment and likely extending the timetable for U.S. interest rate normalization, we reduced the portfolio’s short duration position late in the period.

Meanwhile, the portfolio’s relative performance benefited from exposure to certain non-benchmark securities that outperformed TIPS. The portfolio was nearly as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (54% of assets versus the IRS maximum of 55%). The remainder of the portfolio included positions in investment-grade corporate, mortgage, and agency securities, which generally outperformed the all-TIPS benchmark. The portfolio also held non-dollar inflation-linked bonds (hedged against currency fluctuations), which also contributed to relative performance. Most of the exposure in this allocation was to Europe, where real (inflation-adjusted) yields fell even more than in the U.S.

To diversify inflation protection, we used inflation “swaps” to create an inflation “overlay” for the non-inflation-linked securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. The swaps outperformed and aided portfolio performance for the year, primarily because we used corporate and mortgage securities as the counterparts to the swap agreements.

Outlook

We believe falling oil prices and global factors will keep U.S. inflation relatively low and contained in the near term. Longer term, we believe the large amount of monetary stimulus and an improving U.S. economy may trigger higher inflation, underscoring the importance of TIPS. In addition, with breakeven rates near seven-year lows, we believe TIPS currently represent an attractive buying opportunity.

Fund Characteristics

DECEMBER 31, 2014
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	54.0%
Corporate Bonds	17.3%
Sovereign Governments and Agencies	16.2%
U.S. Government Agency Mortgage-Backed Securities	4.3%
Commercial Mortgage-Backed Securities	3.7%
Collateralized Mortgage Obligations	2.7%
Asset-Backed Securities	1.1%
Municipal Securities	0.1%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	(1.5)%

Portfolio at a Glance
Average Duration (effective)	6.1 years
Weighted Average Life	9.4 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1) 7/1/14 - 12/31/14	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$982.10	$2.35	0.47%
Class II	$1,000	$980.40	$3.59	0.72%
Hypothetical
Class I	$1,000	$1,022.84	$2.40	0.47%
Class II	$1,000	$1,021.58	$3.67	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2014

	Principal Amount	Value
U.S. TREASURY SECURITIES — 54.0%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	$19,026,864	$22,389,272
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)	16,801,055	19,296,935
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	13,038,024	14,800,191
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	3,223,157	4,444,431
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	10,889,942	14,175,644
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	11,171,910	14,649,167
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	13,117,667	12,810,215
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	8,633,067	8,159,258
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16(1)	6,170,086	6,152,736
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	6,586,050	7,064,823
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	48,258,904	48,108,095
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	2,172,681	2,338,094
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	5,876,038	5,819,346
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	5,199,086	5,464,728
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	3,149,117	3,311,246
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	4,028,300	4,193,995
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	26,116,078	26,501,708
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	14,335,682	13,977,290
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	22,246,065	21,722,059
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	16,489,299	15,981,742
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	11,220,880	11,118,310
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	27,876,760	28,068,413
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/27	11,752,765	14,101,027
U.S. Treasury Inflation Indexed Notes, 2.50%, 1/15/29	17,773,967	22,129,282
U.S. Treasury Inflation Indexed Notes, 3.875%, 4/15/29	1,711,199	2,456,507
U.S. Treasury Inflation Indexed Notes, 3.375%, 4/15/32	8,461,856	12,035,671
U.S. Treasury Inflation Indexed Notes, 1.375%, 2/15/44	13,139,811	14,940,885
TOTAL U.S. TREASURY SECURITIES (Cost $359,307,558)		376,211,070
CORPORATE BONDS — 17.3%
Aerospace and Defense — 0.3%
L-3 Communications Corp., 5.20%, 10/15/19	312,000	343,039
Lockheed Martin Corp., 2.125%, 9/15/16	562,000	572,659
Lockheed Martin Corp., 4.25%, 11/15/19	740,000	807,518
United Technologies Corp., 4.50%, 6/1/42	268,000	292,980
		2,016,196
Automobiles — 0.4%
Daimler Finance North America LLC, 1.875%, 1/11/18(2)	499,000	501,100
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	1,249,000	1,257,151
Toyota Motor Credit Corp., MTN, 3.30%, 1/12/22	800,000	834,197
		2,592,448

	Principal Amount	Value
Banks — 2.2%
Bank of America Corp., 5.75%, 12/1/17	$1,705,000	$1,885,259
Bank of America Corp., MTN, 3.30%, 1/11/23	1,030,000	1,031,161
Barclays Bank plc, 3.75%, 5/15/24	400,000	413,113
BB&T Corp., MTN, 2.05%, 6/19/18	300,000	302,247
Branch Banking & Trust Co., 3.80%, 10/30/26	300,000	306,583
Capital One Financial Corp, 3.15%, 7/15/16	562,000	578,340
Capital One Financial Corp., 2.45%, 4/24/19	400,000	399,489
Citigroup, Inc., 5.50%, 2/15/17	1,000,000	1,075,582
Citigroup, Inc., 1.75%, 5/1/18	499,000	493,600
Citigroup, Inc., 4.05%, 7/30/22	760,000	787,621
Citigroup, Inc., 3.75%, 6/16/24	500,000	512,042
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	499,000	531,649
Credit Suisse, MTN, 3.625%, 9/9/24	250,000	254,620
Fifth Third Bancorp, 4.30%, 1/16/24	165,000	173,267
Fifth Third Bank, 2.875%, 10/1/21	250,000	250,355
HSBC Holdings plc, 5.10%, 4/5/21	624,000	706,324
JPMorgan Chase & Co., 4.625%, 5/10/21	780,000	859,654
JPMorgan Chase & Co., 4.50%, 1/24/22	1,249,000	1,365,670
JPMorgan Chase & Co., 3.875%, 9/10/24	250,000	250,514
Northern Trust Co. (The), MTN, 6.50%, 8/15/18	468,000	539,989
Standard Chartered plc, 3.95%, 1/11/23(2)	160,000	154,668
U.S. Bancorp, MTN, 2.95%, 7/15/22	499,000	492,725
U.S. Bancorp, MTN, 3.60%, 9/11/24	300,000	305,270
Wells Fargo & Co., 5.625%, 12/11/17	1,249,000	1,389,947
Wells Fargo & Co., 4.125%, 8/15/23	400,000	420,289
		15,479,978
Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	893,000	1,082,597
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	749,000	849,290
Diageo Capital plc, 2.625%, 4/29/23	500,000	487,038
		2,418,925
Biotechnology — 0.3%
Amgen, Inc., 5.85%, 6/1/17	637,000	702,093
Amgen, Inc., 3.625%, 5/22/24	350,000	356,443
Celgene Corp., 3.625%, 5/15/24	150,000	153,465
Gilead Sciences, Inc., 4.40%, 12/1/21	837,000	924,260
		2,136,261
Capital Markets — 0.2%
Ameriprise Financial, Inc., 4.00%, 10/15/23	300,000	318,369
Bank of New York Mellon Corp. (The), MTN, 2.50%, 1/15/16	1,249,000	1,273,323
		1,591,692
Chemicals — 0.5%
Dow Chemical Co. (The), 2.50%, 2/15/16	737,000	750,248
Dow Chemical Co. (The), 3.50%, 10/1/24	300,000	297,567
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43	187,000	189,153

	Principal Amount	Value
Eastman Chemical Co., 3.60%, 8/15/22	$999,000	$1,013,292
Ecolab, Inc., 4.35%, 12/8/21	624,000	680,926
LYB International Finance BV, 4.875%, 3/15/44	400,000	413,124
LyondellBasell Industries NV, 5.00%, 4/15/19	225,000	245,660
Mosaic Co. (The), 5.625%, 11/15/43	200,000	230,074
		3,820,044
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 3.80%, 5/15/18	468,000	495,538
Waste Management, Inc., 3.50%, 5/15/24	400,000	405,812
		901,350
Communications Equipment — 0.3%
Apple, Inc., 1.00%, 5/3/18	250,000	246,167
Apple, Inc., 3.45%, 5/6/24	250,000	262,130
Apple, Inc., 4.45%, 5/6/44	400,000	441,910
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	175,000	174,135
Cisco Systems, Inc., 5.90%, 2/15/39	521,000	658,079
		1,782,421
Consumer Finance — 0.5%
American Express Co., 1.55%, 5/22/18	1,050,000	1,040,869
American Express Credit Corp., 1.30%, 7/29/16	370,000	371,846
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	248,321
Caterpillar Financial Services Corp., MTN, 1.25%, 11/6/17	262,000	260,960
Discover Bank, 2.00%, 2/21/18	400,000	399,259
John Deere Capital Corp., MTN, 3.15%, 10/15/21	468,000	485,985
PNC Bank N.A., 6.00%, 12/7/17	499,000	557,533
		3,364,773
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	281,000	275,807
Diversified Financial Services — 1.3%
BNP Paribas SA, MTN, 2.40%, 12/12/18	350,000	353,663
Citigroup, Inc., 4.00%, 8/5/24	250,000	251,303
General Electric Capital Corp., MTN, 5.00%, 1/8/16	1,186,000	1,236,167
General Electric Capital Corp., MTN, 6.00%, 8/7/19	1,123,000	1,307,575
General Electric Capital Corp., MTN, 4.65%, 10/17/21	400,000	451,515
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	500,000	505,271
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	250,000	256,599
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	624,000	722,474
Goldman Sachs Group, Inc. (The), 3.625%, 1/22/23	1,312,000	1,330,866
Goldman Sachs Group, Inc. (The), 3.85%, 7/8/24	350,000	359,377
Morgan Stanley, 5.00%, 11/24/25	1,730,000	1,848,446
Morgan Stanley, MTN, 5.95%, 12/28/17	499,000	554,888
		9,178,144
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 2.625%, 12/1/22	468,000	446,525
AT&T, Inc., 6.55%, 2/15/39	533,000	659,145
AT&T, Inc., 4.80%, 6/15/44	350,000	358,049

	Principal Amount	Value
British Telecommunications plc, 5.95%, 1/15/18	$624,000	$696,365
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	918,000	1,066,178
Orange SA, 2.75%, 2/6/19	300,000	305,867
Verizon Communications, Inc., 5.15%, 9/15/23	750,000	828,761
Verizon Communications, Inc., 4.15%, 3/15/24	350,000	362,608
Verizon Communications, Inc., 3.50%, 11/1/24	300,000	295,357
Verizon Communications, Inc., 4.40%, 11/1/34	220,000	219,394
		5,238,249
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21	468,000	470,747
Transocean, Inc., 5.05%, 12/15/16	312,000	313,728
Transocean, Inc., 3.80%, 10/15/22	250,000	202,908
		987,383
Food and Staples Retailing — 0.6%
CVS Health Corp., 2.75%, 12/1/22	1,249,000	1,218,646
Sysco Corp., 3.00%, 10/2/21	300,000	305,004
Wal-Mart Stores, Inc., 2.875%, 4/1/15	425,000	427,475
Wal-Mart Stores, Inc., 3.25%, 10/25/20	1,074,000	1,124,888
Wal-Mart Stores, Inc., 5.625%, 4/15/41	812,000	1,040,837
		4,116,850
Food Products — 0.3%
General Mills, Inc., 3.15%, 12/15/21	1,196,000	1,237,525
Mondelez International, Inc., 4.00%, 2/1/24	200,000	209,642
Unilever Capital Corp., 2.20%, 3/6/19	500,000	505,756
		1,952,923
Gas Utilities — 1.1%
Enable Midstream Partners LP, 3.90%, 5/15/24(2)	350,000	338,012
Enbridge, Inc., 3.50%, 6/10/24	350,000	329,421
Energy Transfer Partners LP, 4.15%, 10/1/20	400,000	410,580
Energy Transfer Partners LP, 3.60%, 2/1/23	312,000	302,435
Enterprise Products Operating LLC, 3.70%, 6/1/15	468,000	473,397
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	301,759
Enterprise Products Operating LLC, 4.85%, 3/15/44	250,000	261,706
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	812,000	875,470
Magellan Midstream Partners LP, 5.15%, 10/15/43	350,000	372,450
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	712,000	716,967
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	499,000	479,357
TransCanada PipeLines Ltd., 2.50%, 8/1/22	312,000	294,417
Williams Cos., Inc. (The), 4.55%, 6/24/24	350,000	326,105
Williams Partners LP, 3.80%, 2/15/15	812,000	814,341
Williams Partners LP, 4.125%, 11/15/20	531,000	544,714
Williams Partners LP, 4.30%, 3/4/24	600,000	600,022
		7,441,153
Health Care Equipment and Supplies — 0.1%
Baxter International, Inc., 3.20%, 6/15/23	350,000	353,306
Medtronic, Inc., 2.50%, 3/15/20(2)	150,000	150,576

	Principal Amount	Value
Medtronic, Inc., 2.75%, 4/1/23	$312,000	$303,911
Medtronic, Inc., 3.50%, 3/15/25(2)	100,000	102,516
		910,309
Health Care Providers and Services — 0.3%
Aetna, Inc., 2.75%, 11/15/22	406,000	394,520
Dignity Health, 2.64%, 11/1/19	300,000	302,649
Express Scripts Holding Co., 3.125%, 5/15/16	531,000	546,135
Express Scripts Holding Co., 7.25%, 6/15/19	324,000	389,391
UnitedHealth Group, Inc., 4.25%, 3/15/43	406,000	427,395
		2,060,090
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.25%, 6/10/24	350,000	357,312
Industrial Conglomerates — 0.1%
General Electric Co., 5.25%, 12/6/17	687,000	762,466
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	300,000	298,785
		1,061,251
Insurance — 1.0%
Allstate Corp. (The), 4.50%, 6/15/43	350,000	387,781
American International Group, Inc., 4.875%, 6/1/22	780,000	877,586
American International Group, Inc., 4.50%, 7/16/44	350,000	371,321
American International Group, Inc., MTN, 5.85%, 1/16/18	400,000	447,554
Berkshire Hathaway, Inc., 4.50%, 2/11/43	712,000	781,859
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	350,000	394,035
Liberty Mutual Group, Inc., 4.25%, 6/15/23(2)	400,000	412,921
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)	999,000	995,553
Prudential Financial, Inc., MTN, 2.30%, 8/15/18	300,000	303,734
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	350,000	412,168
Prudential Financial, Inc., VRN, 3.32%, 2/2/15	189,000	197,892
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)	300,000	307,943
Voya Financial, Inc., 2.90%, 2/15/18	499,000	511,232
XLIT Ltd., 2.30%, 12/15/18	250,000	250,398
		6,651,977
IT Services†
Fidelity National Information Services, Inc., 3.50%, 4/15/23	125,000	124,472
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	604,000	618,707
Machinery — 0.1%
Deere & Co., 2.60%, 6/8/22	262,000	258,181
Deere & Co., 5.375%, 10/16/29	468,000	568,618
		826,799
Media — 1.0%
21st Century Fox America, Inc., 6.90%, 8/15/39	705,000	959,008
Comcast Corp., 6.50%, 11/15/35	556,000	746,518
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15	718,000	722,319
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.45%, 4/1/24	300,000	314,486
NBCUniversal Media LLC, 5.15%, 4/30/20	1,280,000	1,454,255

	Principal Amount	Value
NBCUniversal Media LLC, 4.375%, 4/1/21	$730,000	$803,956
Time Warner, Inc., 4.70%, 1/15/21	700,000	767,208
Viacom, Inc., 4.50%, 3/1/21	843,000	906,229
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	499,000	490,175
		7,164,154
Metals and Mining — 0.4%
Barrick North America Finance LLC, 4.40%, 5/30/21	574,000	580,401
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	936,000	968,154
Freeport-McMoRan, Inc., 3.875%, 3/15/23	87,000	82,112
Newmont Mining Corp., 6.25%, 10/1/39	462,000	470,110
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	468,000	481,722
		2,582,499
Multi-Utilities — 0.7%
CMS Energy Corp., 6.25%, 2/1/20	250,000	289,797
Constellation Energy Group, Inc., 5.15%, 12/1/20	800,000	886,897
Dominion Resources, Inc., 6.40%, 6/15/18	1,105,000	1,262,420
Dominion Resources, Inc., 3.625%, 12/1/24	300,000	304,518
Duke Energy Corp., 3.55%, 9/15/21	780,000	815,514
Georgia Power Co., 4.30%, 3/15/42	250,000	263,609
Potomac Electric Power Co., 3.60%, 3/15/24	250,000	262,398
Sempra Energy, 6.50%, 6/1/16	356,000	382,510
Virginia Electric and Power Co., 3.45%, 2/15/24	200,000	206,335
		4,673,998
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 3.625%, 6/1/24	350,000	354,806
Oil, Gas and Consumable Fuels — 1.5%
Apache Corp., 4.75%, 4/15/43	599,000	563,857
BP Capital Markets plc, 2.50%, 11/6/22	262,000	244,541
BP Capital Markets plc, 2.75%, 5/10/23	375,000	351,316
Chevron Corp., 2.43%, 6/24/20	350,000	352,133
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	400,000	398,296
ConocoPhillips Co., 2.40%, 12/15/22	887,000	850,310
EOG Resources, Inc., 2.50%, 2/1/16	1,686,000	1,717,204
Marathon Petroleum Corp., 3.625%, 9/15/24	250,000	245,496
Noble Energy, Inc., 4.15%, 12/15/21	874,000	892,556
Occidental Petroleum Corp., 1.75%, 2/15/17	375,000	377,379
Petro-Canada, 6.80%, 5/15/38	250,000	316,833
Petroleos Mexicanos, 3.50%, 1/30/23	331,000	317,429
Phillips 66, 4.65%, 11/15/34	300,000	308,483
Shell International Finance BV, 2.375%, 8/21/22	2,510,000	2,445,809
Statoil ASA, 2.45%, 1/17/23	468,000	447,199
Talisman Energy, Inc., 3.75%, 2/1/21	375,000	363,124
Total Capital SA, 2.125%, 8/10/18	350,000	353,135
		10,545,100
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(2)	150,000	150,119

	Principal Amount	Value
International Paper Co., 6.00%, 11/15/41	$325,000	$381,838
		531,957
Personal Products — 0.1%
Colgate-Palmolive Co., MTN, 3.25%, 3/15/24	400,000	414,197
Pharmaceuticals — 0.6%
AbbVie, Inc., 2.90%, 11/6/22	577,000	569,060
Actavis Funding SCS, 3.85%, 6/15/24	350,000	352,465
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	499,000	499,849
Merck & Co., Inc., 2.40%, 9/15/22	499,000	487,844
Mylan, Inc., 2.60%, 6/24/18	210,000	212,938
Mylan, Inc., 2.55%, 3/28/19	300,000	299,146
Perrigo Finance plc, 3.90%, 12/15/24	200,000	203,904
Roche Holdings, Inc., 6.00%, 3/1/19(2)	736,000	850,864
Roche Holdings, Inc., 3.35%, 9/30/24(2)	600,000	621,291
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	312,000	306,845
		4,404,206
Real Estate Investment Trusts (REITs) — 0.3%
Boston Properties LP, 3.80%, 2/1/24	210,000	216,214
Essex Portfolio LP, 3.625%, 8/15/22	250,000	253,817
HCP, Inc., 5.375%, 2/1/21	312,000	348,852
Host Hotels & Resorts LP, 3.75%, 10/15/23	250,000	249,825
Kilroy Realty LP, 3.80%, 1/15/23	331,000	335,489
Ventas Realty LP/Ventas Capital Corp., 3.25%, 8/15/22	468,000	462,599
		1,866,796
Road and Rail — 0.4%
Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	300,000	312,584
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	250,000	279,148
Canadian National Railway Co., 4.50%, 11/7/43	375,000	415,777
CSX Corp., 4.25%, 6/1/21	799,000	868,961
Norfolk Southern Corp., 5.75%, 4/1/18	250,000	280,766
Norfolk Southern Corp., 3.85%, 1/15/24	100,000	105,342
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(2)	250,000	254,414
Union Pacific Corp., 2.75%, 4/15/23	250,000	248,458
		2,765,450
Semiconductors and Semiconductor Equipment — 0.1%
Intel Corp., 2.70%, 12/15/22	868,000	864,371
Software — 0.7%
Adobe Systems, Inc., 3.25%, 2/1/15	936,000	937,803
Intuit, Inc., 5.75%, 3/15/17	443,000	487,141
Microsoft Corp., 2.125%, 11/15/22	787,000	765,016
Oracle Corp., 5.75%, 4/15/18	999,000	1,130,189
Oracle Corp., 2.50%, 10/15/22	999,000	974,827
Oracle Corp., 3.40%, 7/8/24	350,000	358,150
		4,653,126
Specialty Retail — 0.1%
Home Depot, Inc. (The), 4.20%, 4/1/43	499,000	522,427

		Principal Amount	Value
Technology Hardware, Storage and Peripherals — 0.1%
Hewlett-Packard Co., 4.30%, 6/1/21		$400,000	$421,515
Seagate HDD Cayman, 4.75%, 1/1/25(2)		350,000	361,847
			783,362
Textiles, Apparel and Luxury Goods — 0.1%
NIKE, Inc., 2.25%, 5/1/23		468,000	455,334
TOTAL CORPORATE BONDS (Cost $117,264,995)			120,487,297
SOVEREIGN GOVERNMENTS AND AGENCIES — 16.2%
Australia — 0.3%
Australia Government Inflation Linked Bond, 4.00%, 8/20/20	AUD	1,517,000	2,382,192
Canada — 0.7%
Canadian Government Inflation Linked Bond, 4.25%, 12/1/21	CAD	1,778,011	1,973,335
Canadian Government Inflation Linked Bond, 4.25%, 12/1/26	CAD	2,325,110	2,907,328
			4,880,663
France — 5.0%
France Government Inflation Linked Bond OAT, 1.30%, 7/25/19	EUR	3,341,596	4,376,137
France Government Inflation Linked Bond OAT, 2.25%, 7/25/20	EUR	8,303,477	11,528,442
France Government Inflation Linked Bond OAT, 1.10%, 7/25/22	EUR	10,927,404	14,687,812
France Government Inflation Linked Bond OAT, 1.85%, 7/25/27	EUR	2,688,949	4,045,271
			34,637,662
Germany — 1.6%
Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20	EUR	5,239,454	7,094,574
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	3,033,437	3,851,013
			10,945,587
Japan — 0.2%
Japanese Government CPI Linked Bond, 1.10%, 12/10/16	JPY	145,474,100	1,299,769
Mexico — 0.1%
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$500,000	523,750
United Kingdom — 8.3%
United Kingdom Gilt Inflation Linked, 2.50%, 4/16/20	GBP	2,466,000	14,140,945
United Kingdom Gilt Inflation Linked, 1.875%, 11/22/22	GBP	6,135,137	11,859,365
United Kingdom Gilt Inflation Linked, 2.50%, 7/17/24	GBP	5,812,000	31,422,548
United Kingdom Gilt Inflation Linked, 0.25%, 3/22/52	GBP	299,057	635,636
			58,058,494
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $116,211,965)			112,728,117
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 4.3%
FHLMC, 4.50%, 4/1/41		$17,025,259	18,642,161
FNMA, 4.50%, 5/1/39		5,088,072	5,623,693
FNMA, 4.00%, 11/1/41		1,877,481	2,013,977
FNMA, 4.00%, 11/1/41		1,392,731	1,494,070
FNMA, 4.00%, 2/1/42		2,099,342	2,251,965
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $29,200,102)			30,025,866

	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 3.7%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 1/1/15	$1,139,348	$1,159,114
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 1/1/15	999,000	1,029,607
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(2)	2,750,000	2,761,004
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	2,275,000	2,324,006
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	2,225,000	2,357,172
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	1,625,000	1,772,340
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	440,597	442,530
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	2,057,347	2,059,803
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(2)	2,000,000	2,089,498
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 1/10/15(2)	2,877,000	2,929,948
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	1,725,000	1,887,166
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	1,075,000	1,180,417
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 1/11/15	1,249,000	1,273,253
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 1/11/15	1,108,000	1,143,043
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 1/1/15(2)	1,600,000	1,629,251
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $25,462,154)		26,038,152
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 2.7%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	243,278	256,462
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	438,503	461,231
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	170,056	172,164
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	679,396	687,641
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	361,265	379,626
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 1/1/15(2)	1,695,548	1,748,334
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	448,679	472,452
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.49%, 1/1/15	353,257	355,668
Sequoia Mortgage Trust, Series 2011-1, Class A1, VRN, 4.125%, 1/1/15	101,141	102,601
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/15	327,417	329,330
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 1/1/15(2)	1,437,296	1,494,738

	Principal Amount/Shares	Value
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 1/1/15(2)	$1,934,936	$1,964,432
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 1/1/15(2)	2,483,407	2,571,304
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.39%, 1/1/15	407,819	416,204
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.91%, 1/25/15	305,762	297,997
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	578,979	599,871
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34	372,622	398,556
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 1/1/15	1,555,944	1,584,567
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.61%, 1/1/15	2,923,367	2,981,141
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	149,677	154,781
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 1/1/15(2)	1,652,643	1,694,230
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,101,501)		19,123,330
ASSET-BACKED SECURITIES(3) — 1.1%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(2)	2,000,000	2,002,314
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.58%, 1/7/15(2)	2,225,000	2,224,761
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	1,886,026	1,868,122
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(2)	1,306,250	1,313,599
TOTAL ASSET-BACKED SECURITIES (Cost $7,447,068)		7,408,796
MUNICIPAL SECURITIES — 0.1%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	110,000	154,723
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	95,000	121,158
Texas GO, (Building Bonds), 5.52%, 4/1/39	215,000	283,873
TOTAL MUNICIPAL SECURITIES (Cost $419,857)		559,754
TEMPORARY CASH INVESTMENTS — 2.1%
BNP Paribas Finance, Inc., 0.02%, 1/2/15(4)	14,490,000	14,489,903
SSgA U.S. Government Money Market Fund, Class N	162	162
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,490,154)		14,490,065
TOTAL INVESTMENT SECURITIES — 101.5% (Cost $688,905,354)		707,072,447
OTHER ASSETS AND LIABILITIES — (1.5)%		(10,188,752)
TOTAL NET ASSETS — 100.0%		$696,883,695

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	900,000	USD	747,188	JPMorgan Chase Bank N.A.	2/12/15	$(14,456)
USD	1,440,009	AUD	1,700,000	Westpac Group	2/12/15	55,959
USD	1,694,629	AUD	1,953,702	Westpac Group	2/12/15	104,029
CAD	619,255	USD	550,000	Barclays Bank plc	2/12/15	(17,462)
CAD	639,984	USD	550,000	Barclays Bank plc	2/12/15	364
USD	6,704,227	CAD	7,619,354	UBS AG	2/12/15	151,848
CHF	1,019,645	USD	1,050,000	Barclays Bank plc	2/12/15	(23,775)
CHF	788,504	USD	800,000	Barclays Bank plc	2/12/15	(6,407)
CHF	732,122	USD	750,000	JPMorgan Chase Bank N.A.	2/12/15	(13,153)
CHF	830,933	USD	850,000	JPMorgan Chase Bank N.A.	2/12/15	(13,704)
USD	1,200,000	CHF	1,161,714	Barclays Bank plc	2/12/15	30,789
USD	1,405,811	CHF	1,351,618	Deutsche Bank	2/12/15	45,470
USD	800,000	CHF	783,375	JPMorgan Chase Bank N.A.	2/12/15	11,569
USD	850,000	CHF	828,091	UBS AG	2/12/15	16,565
CLP	465,000,000	USD	750,000	UBS AG	2/12/15	12,983
CLP	451,511,460	USD	735,960	UBS AG	2/12/15	4,891
USD	38,663	CLP	23,185,955	UBS AG	2/12/15	618
USD	1,400,000	CLP	863,240,000	Westpac Group	2/12/15	(16,425)
CZK	17,800,872	USD	800,000	Barclays Bank plc	2/12/15	(22,009)
CZK	36,283,630	USD	1,600,000	Barclays Bank plc	2/12/15	(14,216)
CZK	12,189,040	USD	550,000	Deutsche Bank	2/12/15	(17,275)
CZK	15,701,420	USD	700,000	Deutsche Bank	2/12/15	(13,766)
USD	2,019,306	CZK	44,688,524	Barclays Bank plc	2/12/15	66,184
USD	800,000	CZK	17,990,264	Deutsche Bank	2/12/15	13,732
USD	850,000	CZK	19,489,157	Deutsche Bank	2/12/15	(1,778)
EUR	1,250,000	USD	1,537,681	Barclays Bank plc	2/12/15	(24,534)
EUR	1,500,000	USD	1,829,385	Barclays Bank plc	2/12/15	(13,609)
EUR	650,000	USD	806,701	Deutsche Bank	2/12/15	(19,864)
EUR	400,000	USD	495,661	JPMorgan Chase Bank N.A.	2/12/15	(11,454)
USD	1,816,590	EUR	1,500,000	Barclays Bank plc	2/12/15	813
USD	551,235	EUR	450,000	JPMorgan Chase Bank N.A.	2/12/15	6,502
USD	685,410	EUR	550,000	UBS AG	2/12/15	19,625
USD	49,250,299	EUR	39,440,626	Westpac Group	2/12/15	1,506,723
GBP	700,000	USD	1,104,517	Barclays Bank plc	2/12/15	(13,823)
GBP	400,000	USD	623,064	Barclays Bank plc	2/12/15	189
GBP	500,000	USD	784,744	JPMorgan Chase Bank N.A.	2/12/15	(5,677)
GBP	700,000	USD	1,096,019	JPMorgan Chase Bank N.A.	2/12/15	(5,325)
USD	1,472,044	GBP	950,000	Barclays Bank plc	2/12/15	(8,183)
USD	860,430	GBP	550,000	JPMorgan Chase Bank N.A.	2/12/15	3,457
USD	1,248,855	GBP	800,000	JPMorgan Chase Bank N.A.	2/12/15	2,348
USD	938,176	GBP	600,000	JPMorgan Chase Bank N.A.	2/12/15	3,296
USD	58,650,756	GBP	37,284,500	UBS AG	2/12/15	556,525

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	82,684,420	USD	700,000	JPMorgan Chase Bank N.A.	2/12/15	$(9,481)
JPY	83,770,890	USD	700,000	JPMorgan Chase Bank N.A.	2/12/15	(408)
USD	3,500,525	JPY	404,546,247	Deutsche Bank	2/12/15	122,057
KRW	912,745,751	USD	823,406	Westpac Group	2/12/15	9,505
KRW	663,900,000	USD	600,000	Westpac Group	2/12/15	5,831
NOK	303,890	USD	44,673	JPMorgan Chase Bank N.A.	2/12/15	(3,943)
NZD	1,000,000	USD	783,550	Westpac Group	2/12/15	(6,328)
NZD	2,800,000	USD	2,164,674	Westpac Group	2/12/15	11,546
USD	999,310	NZD	1,300,000	Barclays Bank plc	2/12/15	(11,078)
USD	1,060,020	NZD	1,350,000	Westpac Group	2/12/15	10,771
SEK	4,874,009	USD	650,000	UBS AG	2/12/15	(24,688)
USD	1,555,884	SEK	11,550,462	Westpac Group	2/12/15	74,016
SGD	1,778,331	USD	1,350,000	JPMorgan Chase Bank N.A.	2/12/15	(8,724)
SGD	591,217	USD	458,114	Westpac Group	2/12/15	(12,198)
USD	1,700,000	SGD	2,204,989	Barclays Bank plc	2/12/15	36,924
USD	850,000	TWD	26,766,500	UBS AG	2/12/15	3,535
USD	2,000,000	TWD	61,900,000	Westpac Group	2/12/15	42,471
USD	998,568	TWD	30,678,005	Westpac Group	2/12/15	28,405
						$2,605,797

FUTURES CONTRACTS

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
59	U.S. Treasury 10-Year Notes	March 2015	$7,481,016	$(32,929)
165	U.S. Treasury Long Bonds	March 2015	23,852,813	(541,627)
47	U.S. Treasury Ultra Long Bonds	March 2015	7,763,812	(330,941)
			$39,097,641	$(905,497)

TOTAL RETURN SWAP AGREEMENTS

Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$6,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.33%	1/22/15	$(169,645)
Bank of America N.A.	35,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.15%	11/16/16	(1,619,672)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	(355,873)
Bank of America N.A.	40,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(4,220,656)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(583,108)
Bank of America N.A.	4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.53%	8/19/24	(263,601)
Barclays Bank plc	13,800,000	U.S. CPI Urban Consumers NSA Index	Receive	2.10%	10/23/15	(435,637)
Barclays Bank plc	19,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(697,950)
Barclays Bank plc	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(2,313,366)
Barclays Bank plc	38,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	(1,893,493)
Barclays Bank plc	2,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.59%	7/23/24	(165,618)
Barclays Bank plc	6,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.39%	9/19/24	(303,988)
Barclays Bank plc	6,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.36%	9/29/24	(311,338)
Barclays Bank plc	3,600,000	U.S. CPI Urban Consumers NSA Index	Receive	2.31%	9/30/24	(153,607)
Barclays Bank plc	15,100,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	(3,199,181)
Barclays Bank plc	3,600,000	U.S. CPI Urban Consumers NSA Index	Receive	2.78%	7/2/44	(547,668)
						$(17,234,401)

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CPI	-	Consumer Price Index
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $19,286,153.

(2)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $33,817,365, which represented 4.9% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2014
Assets
Investment securities, at value (cost of $688,905,354)	$707,072,447
Foreign currency holdings, at value (cost of $172,615)	170,374
Receivable for capital shares sold	1,918,566
Unrealized appreciation on forward foreign currency exchange contracts	2,959,540
Interest receivable	3,668,651
715,789,578

Liabilities
Payable for capital shares redeemed	825,359
Payable for variation margin on futures contracts	75,469
Unrealized depreciation on forward foreign currency exchange contracts	353,743
Swap agreements, at value	17,234,401
Accrued management fees	275,926
Distribution fees payable	140,985
18,905,883

Net Assets	$696,883,695

Net Assets Consist of:
Capital (par value and paid-in surplus)	$688,624,400
Undistributed net investment income	9,200,504
Accumulated net realized loss	(3,541,462)
Net unrealized appreciation	2,600,253
$696,883,695

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$34,520,748	3,309,350	$10.43
Class II, $0.01 Par Value	$662,362,947	63,732,899	$10.39

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2014
Investment Income (Loss)
Income:
Interest	$16,298,497

Expenses:
Management fees	3,373,464
Distribution fees - Class II	1,725,774
Directors' fees and expenses	33,354
Other expenses	1,659
5,134,251

Net investment income (loss)	11,164,246

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,515,070
Futures contract transactions	(3,662,286)
Foreign currency transactions	5,885,585
4,738,369

Change in net unrealized appreciation (depreciation) on:
Investments	13,942,648
Futures contracts	(1,295,400)
Swap agreements	(9,350,704)
Translation of assets and liabilities in foreign currencies	5,168,740
8,465,284

Net realized and unrealized gain (loss)	13,203,653

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,367,899

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2014 AND DECEMBER 31, 2013
Increase (Decrease) in Net Assets	December 31, 2014	December 31, 2013
Operations
Net investment income (loss)	$11,164,246	$12,507,131
Net realized gain (loss)	4,738,369	51,308,579
Change in net unrealized appreciation (depreciation)	8,465,284	(141,440,668)
Net increase (decrease) in net assets resulting from operations	24,367,899	(77,624,958)

Distributions to Shareholders
From net investment income:
Class I	(498,973)	(826,567)
Class II	(8,914,215)	(14,617,485)
From net realized gains:
Class I	(813,876)	(2,520,167)
Class II	(17,312,189)	(44,491,612)
Decrease in net assets from distributions	(27,539,253)	(62,455,831)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(25,851,884)	(522,855,570)

Net increase (decrease) in net assets	(29,023,238)	(662,936,359)

Net Assets
Beginning of period	725,906,933	1,388,843,292
End of period	$696,883,695	$725,906,933

Undistributed net investment income	$9,200,504	$134,374

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2014

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the year ended December 31, 2014 was 0.47%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended December 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2014 totaled $141,196,769, of which $79,334,376 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 totaled $156,066,157, of which $117,021,435 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2014		Year ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	639,589	$6,798,509	703,260	$7,832,192
Issued in reinvestment of distributions	125,650	1,312,849	293,001	3,346,734
Redeemed	(664,042)	(7,041,917)	(4,035,685)	(45,948,938)
	101,197	1,069,441	(3,039,424)	(34,770,012)
Class II/Shares Authorized	250,000,000		250,000,000
Sold	7,928,336	83,778,575	11,267,671	124,189,667
Issued in reinvestment of distributions	2,518,620	26,226,404	5,192,101	59,109,097
Redeemed	(12,961,630)	(136,926,304)	(59,438,061)	(671,384,322)
	(2,514,674)	(26,921,325)	(42,978,289)	(488,085,558)
Net increase (decrease)	(2,413,477)	$(25,851,884)	(46,017,713)	$(522,855,570)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$376,211,070	—
Corporate Bonds	—	120,487,297	—
Sovereign Governments and Agencies	—	112,728,117	—
U.S. Government Agency Mortgage-Backed Securities	—	30,025,866	—
Commercial Mortgage-Backed Securities	—	26,038,152	—
Collateralized Mortgage Obligations	—	19,123,330	—
Asset-Backed Securities	—	7,408,796	—
Municipal Securities	—	559,754	—
Temporary Cash Investments	$162	14,489,903	—
	$162	$707,072,285	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,959,540	—

Liabilities
Other Financial Instruments
Futures Contracts	$(905,497)	—	—
Swap Agreements	—	$(17,234,401)	—
Forward Foreign Currency Exchange Contracts	—	(353,743)	—
	$(905,497)	$(17,588,144)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $209,252,527.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 284 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $207,383,333.

Value of Derivative Instruments as of December 31, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$2,959,540	Unrealized depreciation on forward foreign currency exchange contracts	$353,743
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	75,469
Other Contracts	Swap agreements	—	Swap agreements	17,234,401
		$2,959,540		$17,663,613

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$5,954,655	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$5,219,343
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(3,662,286)	Change in net unrealized appreciation (depreciation) on futures contracts	(1,295,400)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(9,350,704)
		$2,292,369		$(5,426,761)

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Barclays Bank plc	$135,263	$(135,263)	—	—
Deutsche Bank	181,259	(52,683)	—	$128,576
JPMorgan Chase Bank N.A.	27,172	(27,172)	—	—
UBS AG	766,590	(24,688)	—	741,902
Westpac Group	1,849,256	(34,951)	—	1,814,305
	$2,959,540	$(274,757)	—	$2,684,783

Liabilities
Bank of America N.A.	$7,212,555	—	$(7,212,555)	—
Barclays Bank plc	10,176,942	$(135,263)	(10,041,679)	—
Deutsche Bank	52,683	(52,683)	—	—
JPMorgan Chase Bank N.A.	86,325	(27,172)	—	$59,153
UBS AG	24,688	(24,688)	—	—
Westpac Group	34,951	(34,951)	—	—
	$17,588,144	$(274,757)	$(17,254,234)	$59,153

* The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$9,419,329	$20,560,370
Long-term capital gains	$18,119,924	$41,895,461

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses, were made to undistributed net investment income $7,315,072 and accumulated net realized loss $(7,315,072).

As of December 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$689,070,109
Gross tax appreciation of investments	$47,313,410
Gross tax depreciation of investments	(29,311,072)
Net tax appreciation (depreciation) of investments	18,002,338
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(17,174,660)
Net tax appreciation (depreciation)	$827,678
Other book-to-tax adjustments	$(1,111,678)
Undistributed ordinary income	$11,651,402
Accumulated short-term capital losses	$(2,303,870)
Accumulated long-term capital losses	$(804,237)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2014	$10.48	0.19	0.18	0.37	(0.16)	(0.26)	(0.42)	$10.43	3.58%	0.47%	1.78%	20%	$34,521
2013	$12.05	0.17	(1.12)	(0.95)	(0.20)	(0.42)	(0.62)	$10.48	(8.21)%	0.47%	1.52%	36%	$33,623
2012	$11.78	0.32	0.55	0.87	(0.32)	(0.28)	(0.60)	$12.05	7.55%	0.48%	2.45%	40%	$75,279
2011	$11.11	0.40	0.90	1.30	(0.49)	(0.14)	(0.63)	$11.78	12.09%	0.48%	3.61%	63%	$161,320
2010	$10.74	0.30	0.27	0.57	(0.20)	—	(0.20)	$11.11	5.39%	0.49%	2.70%	44%	$111,872
Class II
2014	$10.45	0.16	0.18	0.34	(0.14)	(0.26)	(0.40)	$10.39	3.30%	0.72%	1.53%	20%	$662,363
2013	$12.03	0.14	(1.12)	(0.98)	(0.18)	(0.42)	(0.60)	$10.45	(8.48)%	0.72%	1.27%	36%	$692,284
2012	$11.75	0.26	0.59	0.85	(0.29)	(0.28)	(0.57)	$12.03	7.39%	0.73%	2.20%	40%	$1,313,564
2011	$11.09	0.38	0.88	1.26	(0.46)	(0.14)	(0.60)	$11.75	11.74%	0.73%	3.36%	63%	$1,254,452
2010	$10.73	0.27	0.27	0.54	(0.18)	—	(0.18)	$11.09	5.12%	0.74%	2.45%	44%	$1,173,585

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Variable Portfolios II, Inc. and Shareholders of the VP Inflation Protection Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the VP Inflation Protection Fund (the sole fund comprising the American Century Variable Portfolios II, Inc. (the "Fund")) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 13, 2015

Management
Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	Intraware, Inc. (2003 to 2009)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-378-9878 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $18,119,924, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2014.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios II, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84531 1502

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $42,735
FY 2014:    $37,117

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $108,600
FY 2014:    $312,675

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 20, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 20, 2015